SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 2, 1998
                Date of Report (Date of Earliest Event Reported)



                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)



        Virginia                    1-10524                 54-0857512
(State or other jurisdiction   (Commission File No.)      I.R.S. Employer
      of incorporation)                                (Identification No.)



                              10 South Sixth Street
                            Richmond, Virginia, 23219
                    (Address of principal executive offices)
                                   (Zip Code)



                                  (804) 780-2691
               (Registrant's telephone number, including area code)



                                       N/A
          (former name or former address, if changed since last report)




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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits:


      23.1  Consent of Arthur Andersen LLP dated November 3, 1998

      23.2  Consent of Ernst & Young LLP dated November 3, 1998

      23.3  Consent of Ernst & Young LLP dated November 3, 1998

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              UNITED DOMINION REALTY TRUST, INC.
                                          (Registrant)



                              By:
                                 ---------------------------------------
                                    Name: Robin R. Flanagan
                                    Title: Assistant Vice President,
                                           Controller -- Corporate Accounting
                                           and Reporting


Dated:  November 4, 1998

                                  EXHIBIT INDEX



Exhibit No.         Description
-----------------   ------------------------------------------

       23.1         Consent of Arthur Andersen LLP dated
                    November 3, 1998

       23.2         Consent of Ernst & Young LLP dated
                    November 3, 1998

       23.3         Consent of Ernst & Young LLP dated
                    November 3, 1998